Supplement dated September 29, 2006

to the Statement of Additional Information

of Pearl Mutual Funds dated May 1, 2006

On September 14, 2006, the Board of Trustees of Pearl Mutual Funds (the “Trust”) appointed Charles W. Larson, Jr. as an additional independent Trustee. As a result, the following information is added to the table entitled “Trustees who are not ‘Interested Persons’ of the Funds” located on page 24 of the Statement of Additional Information:

Name and Age at April 1, 2006	Positions Held with the Trust and Funds	Date First Elected or Appointed to Office	Principal Occupations during Past 5 Years	Other Directorships

Charles W. Larson, Jr., 38	Trustee	September 2006	General Counsel, The Esco Group (energy and engineering) since 1999; Iowa State Senator since 2002; member of Iowa House of Representatives 1992-2002; owner Lincoln Strategies Group (public relations) since May 2006; Officer Vesuvius Farms (real estate).	None.

The following table illustrates the dollar range of any equity securities “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by Mr. Larson of Pearl Total Return Fund and Pearl Aggressive Growth Fund. The dollar range for the securities represented in the table was determined using the net asset value of a share of the Fund as of the close of business on September 15, 2006.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Trustee who is not an interested person of the Funds:
Charles W. Larson, Jr.	Aggressive Growth Fund	$1 -$10,000	$1 -$10,000

Mr. Larson does not own beneficially or of record, any security of Pearl Management Company or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Pearl Management Company.